UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On December 30, 2016, Cimpress USA Incorporated, a wholly owned subsidiary of Cimpress N.V., completed its previously announced acquisition of National Pen Co. LLC, a Delaware limited liability company, and National Pen Blocker Corp., a Delaware corporation, pursuant to the Purchase Agreement dated December 9, 2016 among Cimpress USA Incorporated; National Pen Holdings, LLC and National Pen Blocker Holdings, L.P., as sellers; and National Pen Co. LLC and National Pen Blocker Corp., as target companies. Cimpress USA acquired 100% of the outstanding equity interests of the target companies for a purchase price of $218,000,000 in cash, as adjusted at closing, and subject to further post-closing adjustment, based on acquired cash, debt, and working capital as of the closing date, as well as seller expenses. Under the Purchase Agreement, $9,270,000 of the purchase price was deposited into escrow accounts to cover any shortfall from agreed levels of the target companies' net cash, debt, and working capital at closing and to secure certain obligations of the sellers. The parties also jointly purchased a $22,000,000 buy-side representation and warranty insurance policy containing customary terms and conditions to supplement the escrow funds with respect to breaches of sellers' representations and warranties and the pre-closing tax indemnity.

The foregoing is not a complete description of the parties’ rights and obligations under the Purchase Agreement and is qualified by reference to the full text and terms of such agreement, which was filed as an exhibit to Cimpress' current report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2016 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(d) Exhibits

The Purchase Agreement dated December 9, 2016 among Cimpress USA Incorporated, National Pen Holdings, LLC, National Pen Blocker Holdings, L.P., National Pen Co. LLC, and National Pen Blocker Corp. is incorporated by reference to this report from Exhibit 10.1 of Cimpress' current report on Form 8-K filed with the Securities and Exchange Commission on December 13, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2017                                                   Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer